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                                                                   Exhibit 99(a)


                               TXU US HOLDINGS COMPANY
                         Certificate Pursuant to Section 906
                           of Sarbanes - Oxley Act of 2002
                                 CERTIFICATION OF CEO


        The undersigned, Erle Nye, Chairman of the Board and Chief Executive of TXU US Holdings Company (the "Company"), DOES HEREBY CERTIFY that:

     1. The Company's Current Report on Form 8-K related to TXU Energy Company LLC filed on or about May 20, 2003 ("the Report") fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. Information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of TXU Energy Company LLC.

        IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed this 20th day of May, 2003.




                                           /s/ Erle Nye
                                        --------------------------------
                                        Name:  Erle Nye
                                        Title: Chairman of the Board
                                               and Chief Executive















A signed original of this written statement required by Section 906 has been provided to TXU US Holdings Company and will be retained by TXU US Holdings Company and furnished to the Securities and Exchange Commission or its staff upon request.